AMERICAN ISRAELI
SHARED VALUES FUND

# Why Invest in Israeli Stocks?

March 9, 2011

As many of you know, Israel is a sixty-three year old nation the size of New Jersey, and the sole democracy in a volatile region. Today, on a per-capita basis, Israel leads the world in research and technological innovation. They have more companies listed on the NASDAQ than any other country in the world. The country's economy is well-managed, proving to be resilient during times of financial and geopolitical turmoil.

**Strong Stock Market Performance**

The Israeli stock market has a recent history of outperforming the developed world markets, as you can see by this chart which compares the Tel Aviv 100 Index to the S&P 500 and the MSCI index of 21 developed countries. In four out of the past six years, Israel has beaten, or tied the performance of the S&P 500. Even though the market underperformed in 2008, it helped make up for it in 2009 with a return of 89%.

| | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|
| Tel Aviv-100 Index | 29% | 12% | 25% | -51% | 89% | 15% |
| S&P 500 Index | 5% | 16% | 5% | -37% | 26% | 15% |
| MSCI EAFE (1) | 11% | 23% | 9% | -45% | 28% | 5% |

(1) Morgan Stanley Country Index: Europe, Australasia, Far East index of 21 developed markets.

So why is Israel still under the radar screen of Investors?

**Economic Transformation**

The country is often over-looked as an investment because of its small size and former reputation as a welfare-state. Just for a quick history, Israel started out with socialist roots and a government that controlled all major industries. By 1984, inflation had reached 400% and was accompanied by high unemployment.

However, in the 1990s, Israel pulled off an exceptional economic transformation. Under the leadership of Yitzhak Shamir and Benjamin Netanyahu, the government began privatizing industries, cutting debt, and limiting its role in the capital markets. At the same time, nearly one million Russian immigrants came to Israel after Gorbachev let them go. Many of them were highly educated with scientific and engineering skills. Fortunately, Israel's government was very adept at absorbing them into the workforce.

**Current Israeli Economic Overview**

Benjamin Netanyahu is once again in a leadership role as Israel's pro-business Prime Minister.
The macro-economic environment in Israel today is outstanding. Interest rates are low, inflation is being held in check at around 2.5% and unemployment continues to decline to pre-recessionary levels of around 6%. The banks are conservatively capitalized and the lending culture is risk-averse with no sub-prime mortgages – not now, not ever.

As a result of these strong fundamentals, Israel went into the recession stronger, and exited earlier, than any other Western nation. It incurred only two quarters of negative GDP growth during the 2008 recession. And it recovered sharply from the early 2009 bottom (as we just saw in the stock market chart on page four). Last year, GDP growth was 4.5%, which compares favorably against the zero to low single digits of Western Europe and the

U.S. Finally, the country continues on its path of privatization as the government recently sold its shares in the banking and airline industries.

**Culture of Entrepreneurship and Innovation**

Israel has a culture of entrepreneurship and innovation. With few natural resources, its brainpower is its key to prosperity. The Israeli government protects trademarks, patents, and intellectual property. Also, the mandatory military service of all men and women before college provides them with early leadership training, business networking, and technical knowledge. Businesses know how to read a military resume and put young people to work in areas that match an applicant's skills and ambitions.

**A Global Research & Development Center**

Consequently, Israel is 2nd only to the US in technological innovation. The country is a global research center for microchips, telecom, optics, software, biotech, and medical-devices. This has attracted the attenion of many multinational corporations including Intel, Microsoft, Google, Merck, and Cisco. These sophisticated investors see an opportunity to do business with Israel's educated work force, which per capita has the highest number of scientists and engineers in the world. These companies either have offices in Israel, have acquired start-ups, or partnered with these innovative companies. In fact, Warren Buffett's first purchase of a company outside the U.S. was in Israel, when he purchased Iscar Limited, a cutting tools manufacturer.

**Developments from Israel**

Developments that have come out of Israel include the Pillcam – a pill-sized camera patients can swallow to determine intestinal bleeding, all three treatments for Multiple Sclerosis, instant messaging technology, and the Intel microchip, among many others.

**Recognition as a Developed Market**

Also of note is that Israel was upgraded last May from an Emerging Market to a Developed Market status by the index agency MSCI Barra. Many investors who have known Israel have always felt it was a developed market, but with an emerging market discount. The reason it was upgraded to a Developed Market is not only the obvious stability of the country, but that the rating board eliminated the element of geopolitical risk from the developed market criteria. Warren Buffett had a realistic view on risk in Israel when he purchased Iscar by saying:" We live in a dangerous world as it is and in the long-term, the risk premium in Israel will not be different from the US."

**What happens to the Israeli stock market if there is a war with Israel?**

That's a good question, which I am sure is on the mind of many investors right now, given the conflicts in the Middle East. Israel has a long history of conflict with its neighbors. As for any wars, the last war was in 1973, nearly 40 years ago. That fact alone should give some reassurance that Israel is not such an easy target. The most recent conflict was with Hezbollah in Lebanon in the summer of 2006. The market sold off during the conflict, then more than recovered for the year, up 12% as you can see in the stock market chart on page four.

Overall, many investors who know Israel, focus on long-term economic trends and discount the geopolitical setbacks. Since the unrest in the Middle East this year, the Israeli stock market has declined about 5%. We view this pullback as a good opportunity for the long-term investor to enter into the Israeli market.

**How are investors protected in Israel?**

Israel's investor protection is similar to that of the U.S. They have an SEC equivalent (the Israel Securities Authority or (ISA). Like the SEC, the ISA – regulates company disclosures, securities markets, investigates alleged violations and licenses investment professionals. Also, it has transparent financial statements which are prepared by the U.S. equivalent "Big Five" accounting firms. Israel's level of investor protection is ranked **fifth** out of 183 countries in the world by The World Bank, in its 2011 annual "Doing Business."

**Well-Known Israeli Stocks**
In the course of your daily lives, you probably use Israeli technology. If you take prescription generic drugs, there is a 40% chance that that drug was produced by Teva Pharmaceuticals (TEVA), the largest generic pharmaceutical company in the world. The anti-virus and firewall program you might use on your computer called Zone Alarm is powered by Checkpoint Software Technologies (CHKP). When you take a picture with your camera, the storage disk inside it is probably made by Sandisk (SNDK).

Many Israeli companies are global and even have their headquarters outside Israel, such as Sandisk which is headquartered in Northern California. There are over 100 Israeli companies that trade on the U.S. exchanges, many of which you probably don't realize are Israeli.

**What are some catalysts for Israeli stocks?**
Israeli companies, in many cases, have tremendous cash holdings, making them attractive take-out targets. Just like in the 1980s when companies had over-funded pensions, that cash becomes the property of the acquirer. It's like buying a house that happens to have $200,000 dollars in the attic. An example of this is of a company in our portfolio, Zoran (ZRAN), trading for $7/per share with $5 per share of net cash on the balance sheet. It recently had a take-over offer and is now trading at $11 per share.

Also the recent discovery of natural gas off the shore of Israel is a potential catalyst. It could make the country energy independent in the next few years. It is hoped that there may be oil under that gas. Regardless, it will be a bonus to the economy since most likely Israel will create a sovereign wealth fund, similar to that of Norway, which has one of the highest standards of living in the world.

**More Information on Israeli Stocks and Israel**
Finally, I will leave you with some interesting resources for your education on Israel and its stocks:

- Tel Aviv Stock Exchange, http://www.tase.co.il/TASEEng/Homepage.htm
- Standard and Poors Israeli Equities, http://www.equities.co.il
- Globes Israel, business newspaper. www.globes.co.il/serveen/globes/nodeview.asp?fid=942
- American Israeli Shared Values Fund, www.AISHX.com
- Israel Newsletter, http://israelnewsletter.com
- George Gilder, **The Israel Test**, 2009
- Dan Senor and Saul Singer, **Start-up Nation**, The Story of Israel's Economic Miracle , 2009 www.startupnationbook.com

Thank you for your time and interest in this presentation. I am available to answer further questions directly.

Jamia Jasper, President
AmerIsrael Capital Management, LLC
jjasper@aishx.com
207 East 83rd St., Suite 3 | New York, NY 10028 | Tel: (212) 327-1345 | www.AISHX.com